Exhibit 21.01

Subsidiaries of Valero Energy Corporation
as of December 31, 2024

Name of Entity	State of Incorporation/ Organization

AIR BP-PBF DEL PERU SAC	Peru
BELFAST STORAGE LTD	Northern Ireland
CANADIAN ULTRAMAR COMPANY	Nova Scotia
COLONNADE INSURANCE COMPANY	Texas
DIAMOND ALTERNATIVE ENERGY, LLC	Delaware
DIAMOND ALTERNATIVE ENERGY OF CANADA INC.	Canada
DIAMOND GREEN DIESEL HOLDINGS LLC	Delaware
DIAMOND GREEN DIESEL LLC	Delaware
DIAMOND K PURCHASING COMPANY LLC	Texas
DIAMOND K RANCH LLC	Texas
DIAMOND OMEGA COMPANY, L.L.C.	Delaware
DIAMOND RENEWABLE OPERATIONS LLC	Delaware
DIAMOND SHAMROCK REFINING COMPANY, L.P.	Delaware
DIAMOND UNIT INVESTMENTS, L.L.C.	Delaware
DSRM NATIONAL BANK	U.S.A.
ENTERPRISE CLAIMS MANAGEMENT, INC.	Texas
GCP LOGISTICS COMPANY LLC	Delaware
HAMMOND MAINLINE PIPELINE LLC	Delaware
HUNTWAY REFINING COMPANY	Delaware
MAINLINE PIPELINES LIMITED	England and Wales
MAPLE ETHANOL LTD.	Virgin Islands (U.K.)
MICHIGAN REDEVELOPMENT GP, LLC	Delaware
MICHIGAN REDEVELOPMENT, L.P.	Delaware
MRP PROPERTIES COMPANY, LLC	Michigan
NECHES RIVER HOLDING CORP.	Delaware
NEDERLAND NEW AMSTERDAM I COÖPERATIEF U.A.	The Netherlands
NEDERLAND NEW AMSTERDAM II B.V.	The Netherlands
OCEANIC TANKERS AGENCY LIMITED	Quebec
PARKWAY PIPELINE LLC	Delaware
PI DOCK FACILITIES LLC	Delaware
PORT ARTHUR COKER COMPANY L.P.	Delaware
PREMCOR USA INC.	Delaware
PROPERTY RESTORATION, L.P.	Delaware
PURE BIOFUELS HOLDINGS L.P.	Alberta
SABINE RIVER HOLDING CORP.	Delaware
SABINE RIVER LLC	Delaware
SAINT BERNARD PROPERTIES COMPANY LLC	Delaware
SUNBELT REFINING COMPANY, L.P.	Delaware

THE PREMCOR PIPELINE CO.	Delaware
THE PREMCOR REFINING GROUP INC.	Delaware
THE SHAMROCK PIPE LINE CORPORATION	Delaware
TRANSPORT MARITIME ST. LAURENT INC.	Quebec
ULTRAMAR ACCEPTANCE INC.	Canada
ULTRAMAR ENERGY INC.	Delaware
ULTRAMAR INC.	Nevada
V-TEX LOGISTICS LLC	Delaware
VALERO (BARBADOS) HOLDINGS LLC	Delaware
VALERO (BARBADOS) SRL	Barbados
VALERO BROWNSVILLE TERMINAL LLC	Texas
VALERO CANADA FINANCE, INC.	Delaware
VALERO CANADA L.P.	Newfoundland
VALERO CAPITAL CORPORATION	Delaware
VALERO CCS SOLUTIONS LLC	Delaware
VALERO CUSTOMS & TRADE SERVICES, INC.	Delaware
VALERO ENERGY INC.	Canada
VALERO ENERGY (IRELAND) LIMITED	Ireland
VALERO ENERGY LTD	England and Wales
VALERO ENERGY PARTNERS GP LLC	Delaware
VALERO ENERGY PARTNERS LP	Delaware
VALERO ENTERPRISES, INC.	Delaware
VALERO EQUITY SERVICES LTD	England and Wales
VALERO FINANCE L.P. I	Newfoundland
VALERO FINANCE L.P. II	Newfoundland
VALERO FINANCE L.P. III	Newfoundland
VALERO GRAIN MARKETING, LLC	Texas
VALERO HOLDCO UK LTD	United Kingdom
VALERO HOLDINGS, INC.	Delaware
VALERO INTERNATIONAL HOLDINGS, INC.	Nevada
VALERO INTERNATIONAL HOLDINGS LIMITED	England and Wales
VALERO LATIN AMERICA SERVICES LLC	Delaware
VALERO LIVE OAK LLC	Texas
VALERO LOGISTICS IRELAND LIMITED	Ireland
VALERO LOGISTICS UK LTD	England and Wales
VALERO MARKETING AND SUPPLY COMPANY	Delaware
VALERO MARKETING AND SUPPLY DE MÉXICO, S.A. DE C.V.	Mexico
VALERO MARKETING AND SUPPLY (PANAMA) LLC	Delaware
VALERO MARKETING IRELAND LIMITED	Ireland
VALERO MKS LOGISTICS, L.L.C.	Delaware
VALERO OPERATIONS SUPPORT, LTD	England and Wales
VALERO PARTNERS CCTS, LLC	Delaware
VALERO PARTNERS CORPUS EAST, LLC	Delaware
VALERO PARTNERS CORPUS WEST, LLC	Delaware

VALERO PARTNERS EP, LLC	Delaware
VALERO PARTNERS HOUSTON, LLC	Delaware
VALERO PARTNERS LOUISIANA, LLC	Delaware
VALERO PARTNERS LUCAS, LLC	Delaware
VALERO PARTNERS MCKEE, LLC	Delaware
VALERO PARTNERS MEMPHIS, LLC	Delaware
VALERO PARTNERS MERAUX, LLC	Delaware
VALERO PARTNERS NORTH TEXAS, LLC	Delaware
VALERO PARTNERS OPERATING CO. LLC	Delaware
VALERO PARTNERS PAPS, LLC	Delaware
VALERO PARTNERS PORT ARTHUR, LLC	Delaware
VALERO PARTNERS SOUTH TEXAS, LLC	Delaware
VALERO PARTNERS TEXAS CITY, LLC	Delaware
VALERO PARTNERS THREE RIVERS, LLC	Delaware
VALERO PARTNERS WEST MEMPHIS, LLC	Delaware
VALERO PARTNERS WEST TEXAS, LLC	Delaware
VALERO PARTNERS WYNNEWOOD, LLC	Delaware
VALERO PAYMENT SERVICES COMPANY	Virginia
VALERO PEMBROKESHIRE LLC	Delaware
VALERO PEMBROKESHIRE OIL TERMINAL LTD	England and Wales
VALERO (PERU) HOLDINGS GP LLC	Delaware
VALERO (PERU) HOLDINGS LIMITED	British Columbia
VALERO PERU S.A.C.	Peru
VALERO PLAINS COMPANY LLC	Texas
VALERO POWER MARKETING LLC	Delaware
VALERO REFINING AND MARKETING COMPANY	Delaware
VALERO REFINING COMPANY-CALIFORNIA	Delaware
VALERO REFINING COMPANY-OKLAHOMA	Michigan
VALERO REFINING COMPANY-TENNESSEE, L.L.C.	Delaware
VALERO REFINING-MERAUX LLC	Delaware
VALERO REFINING-NEW ORLEANS, L.L.C.	Delaware
VALERO REFINING-TEXAS, L.P.	Texas
VALERO RENEWABLE FUELS COMPANY, LLC	Texas
VALERO SECURITY SYSTEMS, INC.	Delaware
VALERO SERVICES, INC.	Delaware
VALERO SKELLYTOWN PIPELINE, LLC	Delaware
VALERO TEJAS COMPANY LLC	Delaware
VALERO TERMINAL HOLDCO LTD	England and Wales
VALERO TERMINALING AND DISTRIBUTION COMPANY	Delaware
VALERO TEXAS POWER MARKETING, INC.	Delaware
VALERO UK & IRELAND HOLDINGS LIMITED	England and Wales
VALERO ULTRAMAR HOLDINGS INC.	Delaware
VALERO UNIT INVESTMENTS, L.L.C.	Delaware

VALERO WEST WALES LLC	Delaware
VRG PROPERTIES COMPANY	Delaware
VTD PROPERTIES COMPANY	Delaware
WARSHALL COMPANY LLC	Delaware
ZELIG COMMERCIAL, INC.	Panama

Certain subsidiaries are not listed since, considered in the aggregate as a single subsidiary, they would not constitute a significant subsidiary as of December 31, 2024.